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                                                                    Exhibit 10.8

                                    EXHIBIT G



                                  July 23, 1998



Mr. Steve Fodor, President
Affymetrix, Inc.
3380 Central Expressway
Santa Clara, California  95051

Dear Mr. Fodor:

This letter, with your signature below, will serve as the outline for agreements to be hereafter negotiated under which Affymetrix, Inc. ("Affymetrix") has
granted Beckman Coulter, Inc. ("BCI") a credit of [     ](1) to be applied
against contract research and development services to be performed by Affymetrix on array chip technology and products of interest to BCI. In addition to other terms and conditions acceptable to the parties, the agreements will contain the following:

1. BCI will identify the array chip technology or products of interest (the "Services"). There may be more than one set of Services. Each set of Services will be embodied in a separate agreement. Unless Affymetrix is blocked by a pre-existing agreement with a third party, it will perform the Services requested by BCI.

2. Prior to commencing a set of Services, the parties will agree on, and embody in the respective agreement, a budget and milestones and a proposed completion date for such Services.

3.       Affymetrix will charge against the credit of [     ](2) on a time and
         material basis using billing and overhead rates for the employees utilized which are at least as favorable as those charged internally by Affymetrix for its own research and development activities.

4. Affymetrix will use reasonable commercial efforts to complete the services.

5. BCI will own inventions and know-how generated by Affymetrix in the performance of the Services. BCI will grant licenses to Affymetrix, on reasonable terms and conditions to be hereafter negotiated, to use such patents and know-how on array chips which do not directly compete with array chips distributed by BCI.

6.       If the parties do not sign an agreement for Services embodying the
         understandings of this letter within [      ](3) years of the above
         date, then Affymetrix, at its option, will either

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(1) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(2) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(3) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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         pay BCI [      ](4) or give BCI shares of Affymetrix stock having a
         value of [         ].(5) If Affymetrix elects to give BCI shares of
         Affymetrix stock, such shares shall be registered and fungible on
         receipt of BCI. [        ].(6)

If the foregoing properly sets forth our intent, please sign both copies of this letter in the space indicated and return one copy to me; the second copy is for your files.


                                     Very truly yours,

                                     Beckman Coulter, Inc.


                                     by:
                                        ---------------------------------------

                                     title: President & Chief Operating Officer


Understood and Accepted:

Affymetrix, Inc.


by:
   ---------------------------

title:  President/CEO



--------------
(4) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(5) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(6) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.